UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Cell Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ON APRIL 15, 2014, CELL THERAPEUTICS, INC. (THE “COMPANY”) DISTRIBUTED TO CERTAIN ITALIAN PARTICIPATING BANKS A LETTER TO SHAREHOLDERS IN ITALY REGARDING THE COMPANY’S ANNUAL MEETING OF SHAREHOLDERS, WHICH WILL BE HELD ON MAY 22, 2014 (THE “LETTER TO SHAREHOLDERS”). THE COMPANY INSTRUCTED SUCH BANKS TO FORWARD A COPY OF THE LETTER TO SHAREHOLDERS TO THE BANKS’ CLIENTS WHO HOLD SHARES OF THE COMPANY THROUGH MONTE TITOLI, S.P.A. THE FOLLOWING IS AN ENGLISH TRANSLATION OF THE LETTER TO SHAREHOLDERS.

ENGLISH TRANSLATION OF LETTER TO SHAREHOLDERS

April 15, 2014

To our Italian shareholders:

This letter relates to the Annual Meeting of Shareholders of Cell Therapeutics, Inc., a Washington corporation (the “Company”), expected to be held on May 22, 2014 (the “Annual Meeting”).

Differently from what was reported in our communication dated February 14, 2014, we inform you that the Annual Meeting will take place at 10:00 a.m. (New York time) at the W New York, 541 Lexington Avenue, New York, NY 10022, as it was reported in the definitive notice of call published on the daily newspaper “ItaliaOggi” of April 3, 2014.

The purpose of the Annual Meeting is to resolve upon the following matters (the “Annual Meeting Resolutions”):

(1)	to approve an amendment to the articles of incorporation to declassify the Company’s Board of Directors (the “Board”) and provide for an annual election of directors;

(2)	to elect directors to the Board[1];

(3)	to approve an amendment to the Company’s 2007 Equity Incentive Plan, as amended and restated (the “2007 Equity Plan”), to increase the number of shares available for issuance under the 2007 Equity Plan by 11,000,000 shares;

(4)	to ratify the selection of Marcum LLP as the Company’s independent auditors for the year ending December 31, 2014;

(5)	to approve, by non-binding advisory vote, the compensation of the Company’s named executive officers[2];

[1]	If Proposal 1 is approved, to elect the following three directors to the Board of Directors to serve one-year terms, or if Proposal 1 is not approved, to elect the following three Class II directors to serve three-year terms:

01) James A. Bianco, M.D.

02) Karen Ignagni

03) Frederick W. Telling, Ph.D.

[2]	As they are defined and identified according to Item 402 of Regulation S-K under U.S. federal securities regulations.

(6)	to approve the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to adopt any of Proposals 1 through 5; and

(7)	to transact such other business as may properly come before the Annual Meeting and all adjournments and postponements thereof.

Shareholders of record at the close of business on March 17, 2014 (the “Record Date”) will be entitled to vote at the Annual Meeting. Details of the Annual Meeting Resolutions to be voted upon at the Annual Meeting are set forth in a proxy statement which was published on March 28, 2014.

To obtain the quorum that is required to validly resolve upon any or all of the Annual Meeting Resolutions at the Annual Meeting and to facilitate voting regarding the Annual Meeting Resolutions, we have requested that the major Italian banks make a book-entry transfer of their share positions at Monte Titoli S.p.A. to their U.S. correspondent banks, and the U.S. correspondent bank, in case they have received such shares, have transferred them to an account of the Italian bank at a U.S. affiliate broker-dealer on the Record Date. Under the securities laws of the United States and the rules of the New York Stock Exchange (the “NYSE”), this process permits the Company to count these shares for the purpose of obtaining a quorum and permits such broker-dealers to vote these shares at the Annual Meeting (and any adjournment or postponement of the Annual Meeting) for certain “routine” matters in the event that Italian shareholders do not instruct their broker to vote the shares pursuant to the modalities provided in the proxy statement. We successfully used this method to increase the number of shares held by Italian shareholders represented for quorum purposes and voted at the Company’s last shareholders’ meeting.

We have asked certain Italian banks to again comply with this procedure for the Annual Meeting expected to be held on May 22, 2014 to allow us to obtain a quorum at the Annual Meeting and votes from Italian shareholders on any or all of the Annual Meeting Resolutions from those broker-dealers that have discretion to vote.

Unless following receipt of our letter dated February 14, 2014 and prior to the deadline set by your depositary bank for the transfer you have expressly instructed your depositary bank to abstain from taking any transfer action, your shares have been transferred to a U.S. affiliate broker-dealer as described above.

Notwithstanding the transfer of your shares as described above, if occurred, you will still be entitled to vote pursuant to the modalities set forth in the proxy statement for the Annual Meeting, which are explained below, or to provide instructions to the U.S. affiliate broker-dealer (through your depository bank) to abstain from taking any action in connection with your shares, including the exercise of the voting rights, on or before the date of the Annual Meeting, May 22, 2014.

However, if you do not provide voting instructions or do not provide instructions to your bank to abstain from taking any voting action on or before May 22, 2014, your shares will be voted by the U.S. affiliate broker-dealer pursuant to the discretionary authority granted to them under Rule 452 of the NYSE.

The Italian shareholders should note that the transfer of the shares (as described above) itself does not allow the shareholders to vote via Internet or telephone because the shares have been held as of the Record Date, on an account of the Italian bank at a United States affiliate broker-dealer, in the name of the bank.

For the purpose of voting via Internet or by telephone, the shares must be held directly in a U.S. brokerage account in the shareholder’s name as of the Record Date. If the shares of the Italian shareholder were held in custody by the U.S. broker-dealer affiliate, the U.S. broker-dealer affiliate will be in a position to provide the Italian shareholder’s details to Broadridge, which will allow Broadridge to send the Annual Meeting documentation to the Italian shareholders and to assign to the Italian shareholders a security code to be used for voting on the website www.proxyvote.com or by calling the telephone number shown on the voting documentation.

All of our shareholders are cordially invited to attend our Annual Meeting. If you hold our stock in Italy through Monte Titoli S.p.A., you may request from your broker a Certification of Participation in the Italian Central Depository System, which we refer to as your “Certification.” If you wish to attend our Annual Meeting and vote in person, please present your Certification at the door.

Alternatively:

•	If you would like to vote by mail, you must obtain an Italian proxy card that you can find enclosed to the definitive proxy statement. Please mark your votes on the Italian proxy card and return it and your Certification by mail to the address shown on the card by the deadline shown on the card. Your name as you write it on your Italian proxy card must exactly match your name as printed on your Certification. Italian privacy law prevents us from learning in advance the names of the persons holding Certifications. Thus, you must include your Certification (or a complete copy) in the same envelope as your Italian proxy card in order for your vote to be counted. This will provide proof to our inspector of elections that you have the right to vote at the Annual Meeting.

•	Holders of Certifications may also name a substitute proxy by any other means permitted by Washington law and the Company’s Second Amended and Restated Bylaws. If you would like to name a substitute proxy, the person you name as your proxy must provide your Certification, or a complete copy of your Certification, together with your written authorization naming such person as your proxy, to the Company’s inspector of elections in order to verify the authenticity of your proxy designation.

•	An Italian shareholder may also vote via Internet or by telephone if his or her shares are held directly in a U.S. brokerage account in that shareholder’s name as of the Record Date. Following the occurrence of such condition, the Italian shareholder will receive the Annual Meeting documentation at his address, together with a security code to be used for voting on the website www.proxyvote.com or by calling the telephone number provided in the Annual Meeting voting documentation.

Please note that the definitive proxy statement is available on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov and on the Company’s website at www.CellTherapeutics.com and in paper form at your bank and at the office of the Italian branch of the Company’s subsidiary CTI Life Sciences Ltd (contact person: Ms. Laura Villa) at Via Amedei 8, 20123 Milan.

We strongly encourage our Italian shareholders to obtain a Certification and submit it, together with an Italian proxy card, by mail to the address shown on the Italian proxy card. We recommend that our Italian shareholders contact their banks to verify the timing and the procedures for the exercise of the voting rights established by each broker on the basis of its internal procedure. You should also contact your bank if you wish to instruct the U.S. affiliate broker-dealer to abstain from taking any action in relation to your shares held by such broker. A significant percentage of our shares are held by persons in Italy. If our Italian shareholders do not take the time to vote, we will not obtain a quorum and we would therefore be unable to conduct any business at the Annual Meeting. Your vote is important. Please obtain a Certification and vote.

Louis A. Bianco

/s/ Louis A. Bianco
Executive Vice President, Finance & Administration Cell Therapeutics, Inc.

The Company filed a proxy statement and other documents regarding the Annual Meeting described in this Letter to Shareholders with the SEC. The Company’s shareholders are urged to read the proxy statement and other relevant materials, because they will contain important information about the Company, the Annual Meeting and related matters. Shareholders may obtain a free copy of the Company’s definitive proxy statement and other documents filed by the Company with the SEC at the SEC’s website (www.sec.gov), on the Company’s website (www.celltherapeutics.com), in paper form at the Depositary Banks (if available to provide such service) and at the office of the Italian branch of the Company’s subsidiary CTI Life Sciences Ltd (contact person: Ms. Laura Villa) at Via Amedei 8, 20123 Milan.